5/23 Expires election   XC: G. Tabor

devon

Devon Energy Corporation
Devon Energy Tower
1200 Smith Street, Suite 3300
Houston, Texas 77002

Shane Vander Cruyssen
Sr. Offshore Landman
Direct Line: (713) 286-5832
Fax: (713) 286-5737
Email: shane.vandercruyssen@dvn.com

March 8, 2007

VIA FASCIMILLE & OVERNIGHT MAIL

Ridgewood Energy Corporation
11700 Old Katy Road, Suite 280
Houston, Texas 77079
Attn: Randy Bennett

Re: Mercury Participation Agreement AMI Offering
Eugene Island Block 354
Offshore Louisiana

Gentlemen:

Reference is made to that certain Participation Agreement (Agreement") dated September 15, 2005, by and between Devon Energy Production Company, L.P. and Ridgewood Energy Corporation covering OCS-G 03332, Eugene Island Block 337. Article 14 of said Agreement established an Area of Mutual Interest (AMI) covering all of Eugene Island Area, South Addition, Block 354 ("EI 354") which provides that Ridgewood can participate for 33% in any acquisition by Devon.

Devon entered into the attached Farmout Agreement ("Farmout") with Apache Corporation dated March 7, 2007 which covers the N/2 NW/4 and NW/4 NE/4 of EI 354 from the surface down to 9,800' true vertical depth ("Contract Area") which provides for the drilling of the EI 354 A6ST1 well described below. Among other terms and conditions as set forth in the Farmout, Apache retains a perpetual 10% ORRI, thereby delivering a 73.33% NRI. Further, the Farmout provides that upon qualification of the well per 30 CFR 250.115 or 30 CFR 250.116, an assignment will be earned from the surface down to 100' below the stratigraphic equivalent of total depth reached in the initial test well.

Devon plans to drill the Eugene Island 354 A6ST1 ("ITW") from the EI 337 "A" platform to a BHL of x = 1871993 and y = 181085 per the attached AFE and well schematic. Devon will re-enter the EI 337 A6 wellbore and sidetrack at approximately 5,600' MD/ 5,200' TVD ' and drill to a total depth of 10,544' MD/9,291' TVD to complete in the L-4 sand on EI 354. As consideration for participating in the ITW, Ridgewood will reimburse Devon 33% of $350,000

for use of the A6 wellbore to conduct this operation. In addition, Ridgewood will reimburse Devon their proportionate share of the *Nabors Super Sundowner 16* mob/demob costs.

Attached is a copy of the executed Farmout for your information. In the event you elect to participate in the Farmout and ITW for 33% or any subsequent wells drilled within the Contract Area, Ridgewood will be subject to all of the terms and provisions of the Farmout and will have the right to earn an assignment thereunder as to your participating interest in the ITW. The Joint Operating Agreement ("JOA") and Production Handling Agreement attached as Exhibits "C" and "D", respectively, to the Agreement will govern operations and processing for wells drilled on the Contract Area.

Per the terms of the Agreement, Ridgewood has 15 days to elect to participate in the proposed operation and approve the attached AFE. Ridgewood's failure to respond to this notice shall be deemed a negative election.

If Ridgewood elects to participate, Devon will send a formal AFE for signature.

Very truly yours,

Devon Energy Production Company, L.P.

Shane VanderCruyssen

__X__ Placing a mark in this space will evidence your election to participate in the Farmout and ITW for 33% and acquire any operating rights earned under the Farmout.

______ Placing a mark in this space will evidence your election not to participate in the Farmout and ITW for 33% and you will forfeit your rights to acquire any operating rights earned under the Farmout.

Agreed to and Accepted this 15TH day of March, 2007.

Ridgewood Energy Corporation

By: __________

Tile: EXECUTIVE VICE PRESIDENT

AUTHORITY FOR EXPENDITURE

devon **DRAFT**

COMPANY NAME	DIVISION	DISTRICT	EST BEG DATE
Devon Energy Producti	GULF DIVISION	OFFSHORE SHELF	04/01/2007
AFE NO.	AFE DATE	RECEIVED DATE	
132737	02/28/2007		

Work Type
Dev. Drlg & Compl - Type 11 (Operate

Objective
EI 354 A006ST01 Directional Drill

COMPLETION DUE DATE
03/10/2007

RESERVE CATEGORY

ON CURRENT BUDGET?	Y	Well Type
BUDGET NUMBER	11	Development

DESCRIPTION/SCOPE AND REASON FOR AFE

10,900' MD/9,500' TVD directional well to test the Lentic sand packages on Eugene Island Block 354.

PROJECT INFORMATION		LAND INFORMATION	
Operator: Devon Energy Pr	Block N/A	Comm No.	
Field Name: EUGENE ISLAND BLOCK 0337	Field Number: 3272	Property Number 26021-061	Serial No. OCS-G10752
Surface Location x=1871333, y=-177628		Land Contract No.	
Bottom Hole Location x=1871993, y=-181085		Fed/State/Fee Fed	Lease No.
Legal Desc		Justification:	
Unit Desc.			
County/Province/Area Eugene Island S	State/Country Gulf Of Mexico	Proposed TD 9500	
		Objective Formation Lentic Sand	

COSTS

Devon Energy Production Company, L.P.: 100.000000% Working Interest

	Drilling		Completion		Dry Hole		TOTAL	
	100%	NET	100%	NET	100%	NET	100%	NET
Intangible	5,089,000	5,089,000	4,827,500	4,827,500	0	0	9,916,500	9,916,500
Tangible	421,000	421,000	1,120,100	1,120,100	0	0	1,541,100	1,541,100
	5,510,000	5,510,000	5,947,600	5,947,600	0	0	11,457,600	11,457,600

REVENUE INTEREST

	OIL	GAS
BPO (DEC)		
APO (DEC)		

MARKETING ANALYSIS

Forecast Dated:						
Product	2008	2009	2010	2011	2012	Differentials
Oil (WTI) $/bbl						
Gas (TGC) $/Mcf						
NGL (Conway) $/bbl						

AFTER TAX ECONOMIC ANALYSIS

Indicators	Unrisked	Risked
Gross Reserves (MBOE)	1,096.00	877.00
Net Reserves (MBOE)	402.00	322.00
NPV 10% (M$)	7,356.00	5,534.00
Undisc. Profit (M$)		
Rate of Return (%)	180.00	145.00
Payout (Yrs)	1.30	1.10
Disc. Return/Invest ($/$)	2.11	1.77
F & D Costs ($/BOE)	14.30	16.01
Life (Yrs)	6.00	6.00

Devon Energy Production Company, L.P.

Date

Joel A. Thriakan III
Well Engineering Advisor

03/08/2007
Date

Wes McCandless
Supervisor - Land

03/08/2007
Date

ROUTING COMMENTS

Devon Energy Corporation

WELL SUMMARY

LEASE:	OCS-G 03575	Surface Hole location:	ENGR:	Jeremy D. Martin
AREA:	Eugene Island	EI 337 A Platform Slot 'I'	RIG:	Super Sundowner 16
WELL #:	A-6 ST	Bottom Hole Coordinates:	WD:	255'
FIELD:	EI 337 A Platform	X = 1,872,120.85 and Y = -180,733.75 7,320.29 FWL, -1,170.35 FNL of EI 354	KB:	TBD

DIRECTIONAL	OPEN HOLE LOGGING	Formation Tops	MD/TVD	CASING PROFILE	HOLE SIZE	CASING DETAILS	MUD WT. TYPE	MAXIMUM DOGLEG SEVERITY	EST BHT
			672'		(Existing)	26" 1/2" wall			
			1,800'		(Existing)	20", 94# H-40, STC			
			4,150'/3,800'		(Existing)	13-3/8", 68# & 61# K-55, STC	7-5/8" 39#, P-110, STL Tieback TOC = 3500'		
11.28° < 105.31° AZ			5,600'/5,200'		(Existing)	9-5/8" 53.5# N-80, STC	mill window @ 5600' in existing 9-5/8" casing		
MWD/LWD Build @ 3.0°/100' to 8900' 38.87° < 199.74° AZ	*Mud Loggers to TD* LWD: GR/Res		8,500'/7,800'		8-3/8" X 9-1/2"	7-5/8" 39# P-110, STL	LOT 15.0 EMW MW = 13.5 ppg MW = 14.5 ppg	3°/100'	130 °F
MWD/LWD @ 9457' start drop to 24.04° at 2°/100' and hold to TD 24.04° < 199.74° AZ	LWD: Triple Combo	L-2 9,062'/8,061' L-4 10,241'/9,015'	10,554'/9,306'		8-1/2" X 7-1/2"	5-1/2", 23# P-110, STL	LOT 17.5 EMW MW = 16.5 ppg	3°/100'	176 °F

Devon

EUGENE ISLAND Blk 354

OCS-G 03332, Well A6stk1


5500' md 11.28° Start Kick-Off
3° / 100'
Vertical Section Origin: (0.00, 0.00)
Plane of Vertical Section: 163.77°
Depth Reference: (Assumed) 100 RKB: (ft)
6881.6' md 39.87° End of Build
CASING
TVD (ft) | MD (ft) | Drill Size (in) | Csg Size (in)
500 | 500 | 26 | 20
1,000 | 1,000 | 17 1/2 | 16
4,000 | 4,350 | 12 1/4 | 9 5/8
9,291 | 10,544 | 8 1/2 | 7
9450' md 39.87° Start of Drop
2° / 100'
9863.7' md 31.6° Start of Drop : Lentic 2 TGT
10241.6' md 24.04° End of Drop : Lentic 3 TGT
10544.1' md 24.04° PBHL
Original hole
Lentic 2
100' Radius
Lentic 3
100' Radius
N
S
E
W

Feb 27 2007

Version 2

TARGET CALLS

Target Name	TVD (ft)	X (ft)	Y (ft)	E(+) / W(-) (from S.L.)	N(+) / S(-) (from S.L.)	FWL (+) (ft)	FSL (+) (ft)	FEL (-) (ft)	FNL (-) (ft)	Block #
S.L.	0.00	1,871,333.53	-177,628.60	0.00	0.00	6,532.87	1,934.80	-8,489.19	-12,563.78	EI-SA 337
Lentic 2	8,681.00	1,872,210.00	-180,540.00	876.47	-2,911.40	7,409.44	13,521.98	-7,812.72	-976.60	EI-SA 354
Lentic 3	9,015.00	1,872,210.00	-180,840.00	876.47	-3,011.40	7,409.44	13,421.98	-7,812.72	-1,076.60	EI-SA 354

WELL PLAN CUT POINTS

	Md (ft)	Inc (deg)	Azm (deg)	TVD (ft)	X (ft)	Y (ft)	E(+) / W(-) (from S.L.)	N(+) / S(-) (from S.L.)	FWL (+) (ft)	FSL (+) (ft)	FEL (-) (ft)	FNL (-) (ft)	Block #	DogLeg (°/100')
1	5,500.00	11.28	108.31	5,111.00	1,872,868.16	-178,233.05	1,534.80	-604.40	8,067.60	1,330.35	-6,954.58	-13,168.23	EI-SA 337	0.00
2	6,881.60	39.87	199.74	6,374.20	1,872,845.83	-178,713.42	1,512.30	-1,084.80	8,045.27	849.98	-6,976.59	-13,648.60	EI-SA 337	3.00
3	9,450.00	39.87	199.74	8,345.50	1,872,289.69	-180,263.14	956.20	-2,634.50	7,489.13	13,798.84	-7,533.03	-899.74	EI-SA 354	0.00
4	9,863.70	31.60	199.74	8,681.00	1,872,208.16	-180,490.34	874.60	-2,861.70	7,407.60	13,571.64	-7,614.56	-926.94	EI-SA 354	2.00
5	10,241.60	24.04	199.74	9,015.00	1,872,148.63	-180,658.21	815.10	-3,027.60	7,348.07	13,405.77	-7,674.09	-1,092.81	EI-SA 354	2.00
6	10,544.10	24.04	199.74	9,291.30	1,872,107.01	-180,772.18	773.50	-3,143.60	7,306.45	13,289.80	-7,715.71	-1,208.78	EI-SA 354	0.00